UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 2006


                          Scores Holding Company, Inc.
             (Exact name of registrant as specified in its charter)

           Utah                     000-16665                87-0426358
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                 Identification No.)


        533-535 West 27th St., New York, NY              10001
      (Address of Principal Executive Offices)         (Zip Code)


                                 (212) 868-4900
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

         In discussions with representatives of HEM Mutual Assurance, LLC ("HEM") on May 31, 2006, Scores Holding Company, Inc. (the "Company") realized that the number of issued and outstanding shares mentioned in the Quarterly Report on Form 10-QSB that it filed with the Securities and Exchange Commission for the quarter ended March 31, 2006 (the "Form 10-QSB") was understated.

            On August 12, 2004, Aciem Management, Inc. ("Aciem") entered into a Convertible Debenture Purchase Agreement with HEM and Highgate House LLC ("Highgate") pursuant to which it sold and issued convertible debentures to HEM and Highgate in an aggregate principal amount of up to $500,000 in a private placement pursuant to Rule 504 of Regulation D under the Securities Act of 1933. Four debentures in the aggregate principal amount of $250,000, the initial debentures, were issued for gross proceeds of $250,000 in cash. Additionally, two debentures in the aggregate principal amount of $250,000 were issued in exchange for two promissory notes from HEM and Highgate in the principal amount of $250,000. The Company has not currently drawn funds from these two additional debentures. Each of the debentures has a maturity date of August 11, 2009, subject to earlier conversion or redemption pursuant to its terms, and bears interest at the rate of 1.5% per year, payable in cash or shares of common stock at the option of the holder of the debentures. The Company assumed the rights and obligations of Aciem when a wholly-owned subsidiary of the Company merged with Aciem on August 24, 2004.

            The Company has placed shares of its common stock with Gottbetter & Partners, LLP, as escrow agent (the "Escrow Agent"), so that when HEM and Highgate convert portions of the convertible debentures and unpaid interest accrued thereon into shares of common stock of the Company, they can coordinate the conversions directly with the Escrow Agent. Under the terms of the Convertible Debenture Purchase Agreement, HEM and Highgate are to provide the Company with notice of each conversion prior to the conversion taking effect. On February 8, 2006, HEM converted $51,099.28 in principal and interest on the convertible debentures into 15,029,118 shares of common stock of the Company. Based on the belief that the notice of the conversion needed to be signed to be effective and miscommunication between the Company and the Escrow Agent, the Company was under the impression that the conversion was pending and was not effective. The Company did not record this conversion in its books, and the number of issued and outstanding shares used to calculate the financial data in the Form 10-QSB did not include these 15,029,118 shares or disclose this conversion in the Form 10-QSB.

            When principal and interest on the convertible debentures are converted into common stock of the Company, Richard Goldring, William Osher and Elliot Osher (the "Purchasers") have the right to receive anti-dilution shares. On March 31, 2003, the Company entered into an Acquisition Agreement with the Purchasers. The Agreement has an "antidilution" provision under which, in the event the Company issues shares of our common stock for any purpose, the Purchasers will be issued that number of additional shares of the Company's common stock necessary for them to maintain collectively a holding of 63.6% of the Company's outstanding common stock. As a result of the conversion of principal and interest on the convertible debentures into 15,029,118 shares of common stock and as the result of an under-calculation of an aggregate of approximately 825,000 shares pursuant to an issuance to the Purchasers under the anti-dilution provisions in January 2006, the Purchasers are entitled to receive 27,075,002 shares under the anti-dilution provisions that were not reported in the Form 10-QSB. Although these shares have yet to be issued to the Purchasers, the Company counts these shares in the preparation of its financial data as issued on the date that the Purchasers become entitled to receive them and not on the date that they are actually issued. Consequently, the number of issued and outstanding shares used to calculate the financial data in the Form 10-QSB did not include these 27,075,002 shares.

            On May 31, 2006, Sherb & Co., LLP ("Sherb"), the Company's independent accountant, advised the Company that the unaudited financial statements included in the Form 10-QSB should no longer be relied upon. In addition to advising that the Company file an amendment to its Form 10-QSB to revise its financial statements, Sherb suggested that the Company revise certain portions of the body of the Form 10-QSB, including the Controls and Procedures section to reflect a lack of adequate communication between the Company and the Escrow Agent. Richard Goldring, our Chief Executive Officer and our sole director, spoke to Sherb on May 31, 2006 to discuss their conclusions and the need to revise the Form 10-QSB.

            Based on these errors in the Form 10-QSB and on the recommendation of the Company's independent accountant, the Company's management recommends that the Company's financial statements for the three months ended March 31, 2006 be restated. In light of such restatement, the financial statements and related footnotes should no longer be relied upon.

            As a result of the above errors, the Company is amending its financial statements and footnotes for the three months ended March 31, 2006. The Company will work with its accountants and its SEC counsel, who is also the Escrow Agent, to file such an amendment shortly. The amendment restates the financial data that depend on the number of issued and outstanding shares of common stock and the amount of the convertible debentures still outstanding and revises related footnotes and other disclosures, including management's report on internal control over financial reporting, which will reflect the Company's material weakness in internal control over financial reporting and weakness in coordination with the Escrow Agent regarding the amounts and dates of conversions under the convertible debentures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Scores Holdings Company, Inc.


Dated:  June 2, 2006                   By:  /s/ Richard Goldring
                                            -------------------------------
                                       Name:  Richard Goldring
                                       Title: President